SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                    Form 8-K




                                  CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





 Date of Report: February 13, 2001
 Date of earliest event reported: February 9, 2001





                                   CONECTIV
            (Exact name of registrant as specified in its charter)




Delaware (State of incorporation)

1-13895 (Commission File Number)

51-0377417 (I.R.S. Employer Identification No.)


                                 800 King Street
                                   P.O. Box 231
                            Wilmington, Delaware 19899
                      (Address of principal executive offices)

      Registrant's telephone number, including area code: (302) 429-3114

Item 5.    Other Events.


         On February 12, 2001, Conectiv announced the signing of an Agreement and Plan of Merger with Potomac Electric Power Company and its wholly owned subsidiary, New RC, Inc. The following information is attached hereto:
(i) Agreement and Plan of Merger among Potomac Electric Power Company, New RC, Inc. and Conectiv, dated as of February 9, 2001 (Exhibit 2.1) and (ii) the related press release, dated February 12, 2001 (Exhibit 99.1).

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.    Description of Exhibit


2.1            Agreement and Plan of Merger among Potomac
               Electric Power Company, New RC, Inc. and Conectiv, dated as of February 9, 2001.

99.1 Press release, dated February 12, 2001, announcing Agreement and Plan of Merger among Potomac Electric Power Company, New RC, Inc. and Conectiv.

                                 Signatures
                                 ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CONECTIV
                                        (Registrant)


                                        By: /s/ John van Roden
                                            --------------------------
                                        Name: John van Roden
                                        Title: Senior Vice President and
                                               Chief Financial Officer

Date:  February 13, 2001

                               INDEX TO EXHIBITS


Exhibit No.      Description of Exhibit


2.1 Agreement and Plan of Merger among Potomac Electric Power Company, New RC, Inc. and Conectiv, dated as of
                 February 9, 2001.

99.1 Press release, dated February 12, 2001, announcing Agreement and Plan of Merger among Potomac Electric Power Company, New RC, Inc. and Conectiv.